UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________

Date of Report (Date of Earliest Event Reported): June 15, 2012

BLUE WATER VENTURES INTERNATIONAL, INC.
(formerly SmartPay Express Inc.)
(Exact Name of Registrant as Specified in Charter)

Nevada	0-52579	20-1204606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1765 Country Walk Drive, Fleming Island, FL	32003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 904-215-7601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposal of Assets
Item 3.02  Unregistered Sale of Equity Securities
Item 5.01  Changes in Control of Registrant
Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Incorporated by this reference from the Company’s Form 8-K filed on June 21, 2012.

Item 4.01  Changes in Registrant’s Certifying Accountant

Mazars CPA Limited, Certified Public Accountants, Hong Kong and various cities in the People’s Republic of China (“Mazars”), was engaged by the Company as the principal accountant to audit the Company’s financial statements as of and for the fiscal year ended December 31, 2010.  HKCMCPA Company Limited, Certified Public Accountants, Hong Kong (“HKCMCPAS”) was engaged by the Company as the principal accountant to audit the Company’s financial statements as of and for the fiscal year ended December 31, 2011.  M & K CPAS, PLLC, Certified Public Accountants, Houston, Texas (“M & K”) is engaged by Blue Water as the principal accountant to audit Blue Water’s financial statements for the fiscal years ended December 31, 2010 and 2011.  Effective on June 15, 2012, the Closing Date of the exchange transaction between the Company and Blue Water whereby Blue Water and Mr. Webb became control persons of the Company by virtue of their shareholdings, Blue Water recommended and the Board of Directors of the Company engaged M & K as the principal accountant for the registrant’s financial statements as of and for the fiscal year ending December 31, 2012 and dismissed HKCMCPAS.

During the past fiscal year, the principal accountant’s report on the Company’s financial statements contained an adverse opinion as to the Company’s ability to continue as a going concern.  In its auditor’s report dated April 16, 2012, HKCMCPA noted that during the past two fiscal years, the Company had incurred continuous losses and capital deficits, all of which raised substantial doubt as to its ability to continue as a going concern.  During the past fiscal year and up to June 15, 2012, there were no disagreements with HKCMCPA as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.  During the past two fiscal years and up to June 15, 2012, the Company had no consultation whatsoever with M & K prior to its engagement as to any accounting or auditing matter.

The Company has requested that  HKCMCPA  review the disclosure made by the Company under this Item 4.01 and has provided HKCMCPA with an opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company’s views or the respects in which it does not agree with the disclosure.  The Company hereby attaches such letter as Exhibit 16.1 to this report on Form 8-K.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Incorporated by this reference from the Company’s Form 8-K filed on June 21, 2012.

Item 5.07  Information to be Included in the Report

Incorporated by this reference from the Company’s Form 8-K filed on June 21, 2012.

Item 9.01  Financial Statements and Exhibits

Financial Statements.

Incorporated by this reference from the Company’s Form 8-K filed on June 21, 2012.

Exhibits.  The following exhibits are filed as part of this report:

Exhibit Number	Subject

10.1	The Asset Purchase Agreement with Blue Water and the related Assignment and Sale included as Annex A to the Company’s Information Statement filed May 16, 2012 is incorporated herein by this reference

10.2
The Asset Purchase Agreement with Liu Shi Neng and the related Assignment and Sale included as Annex B in the Company’s Information Statement filed May 16, 2012 is incorporated herein by this reference

16.1	Letter from HKCMCPA Company Limited dated July 5, 2012.

SIGNATURES

Blue Water Ventures International, Inc.

Date: July 5, 2012	By	/s/ W. Keith Webb
W. Keith Webb, President and Chief Executive Officer